UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2011

Tree.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	00134063	26-2414818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into Material Definitive Agreement.

The information with respect to entry into the Agreement disclosed in Item 2.01 below is incorporated by reference into this Item 1.01.

Item 2.01.              Completion of Acquisition or Disposition of Assets.

On September 16, 2011, two wholly-owned subsidiaries of Tree.com (the “Company”), LendingTree, LLC and RealEstate.com, Inc. (the “Sellers”), completed the sale of certain of the Sellers’ assets from the Company’s former Real Estate segment for a total purchase price of $8,250,000 in cash pursuant to an asset purchase agreement entered into and dated September 15, 2011 by and among the Sellers and Market Leader, Inc. (the “Agreement”). The Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the Agreement, Market Leader, Inc. acquired certain assets relating to the Sellers’ business of providing information, tools and services to consumers seeking real estate services and then matching such consumers with real estate professionals. These assets are distinct from those of both the LendingTree Exchanges and LendingTree Loans businesses.  The operating assets of the LendingTree Loans business are subject to a pending sale to Discover Bank.  Under the Agreement, the parties made customary representations, warranties and indemnities that are typical and consistent for a transaction of this nature. The assertions embodied in those representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Agreement.  Moreover, some of those representations and warranties may have been true only at a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the parties rather than establishing matters of facts.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement dated September 15, 2011 by and among LendingTree, LLC, RealEstate.com, Inc. and Market Leader, Inc.*

2.2	Bill of Sale

2.3	Assignment and Assumption Agreement

* Certain schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 6.01(b)(2). The  Company agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 21, 2011

TREE.COM, INC.

By:	/s/ Katharine F. Pierce
Katharine F. Pierce
Assistant General Counsel and Corporate Secretary

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